LEASES	6 Months Ended
Jun. 30, 2026
LEASES
LEASES

6. LEASES

As of June 30, 2026, the Group has operating leases recorded on its balance sheet for certain office spaces that expire on various dates through 2031. When determining the lease term, the Group includes options to extend or terminate the lease when it is reasonably certain that it will exercise that option, if any. All of the Group’s leases qualify as operating leases.

The Group entered into a lease agreement in April, 2026 for office space in Shanghai, China and recorded an operating lease right-of-use asset and corresponding operating lease liability of $2.1 million and $1.9 million for the six months ended June 30, 2026.

Information related to operating leases as of June 30, 2026 and December 31, 2025 are as follows:

	As of
	June 30, 2026	December 31, 2025
Assets
Operating lease right-of-use assets, non-current	$4,344	$2,809
Liabilities
Operating lease liabilities, current	$1,276	$891
Operating lease liabilities, non-current	$3,182	$2,176
Weighted average remaining lease term (years)	4.2	3.6
Weighted average discount rate	4.3%	5.7%

Information related to operating lease activities during the six months ended June 30, 2026 and 2025 are as follows:

	Six Months Ended June 30,
	2026	2025
Operating lease expense	$626	$491
Expense for short-term leases within 12 months	$6	$21

On September 12, 2024, the Group entered into an agreement to sublease its office and laboratory space in San Diego with a total minimum sublease income of $2.7 million over a term of approximately 3 years and 7 months. For the six months ended June 30, 2026, the Group recognized $0.6 million in sublease income under the agreement.

Future minimum lease payments from June 30, 2026 until the expiration of the leases are as follows:

Remainder of 2026	$696
2027	1,457
2028	976
2029	784
2030	686
Thereafter	312
Total undiscounted lease payments	$4,911
Less: imputed interest	(453)
Total lease liabilities	$4,458